BlackRock ETF Trust

BlackRock U.S. Equity Factor Rotation ETF

(the “Fund”)

Supplement dated August 27, 2020 to the Statement of Additional Information of the Fund, dated November 27, 2019 (as revised August 14, 2020)

Effective immediately, the Fund’s Statement of Additional Information is amended as follows:

The section entitled “General Considerations and Risks” in the Fund’s Statement of Additional Information is amended to add the following in its appropriate alphabetical order:

Environmental, Social and Governance (“ESG”) Integration. Although the Fund does not seek to implement a specific ESG, impact or sustainability strategy, Fund management will consider ESG characteristics as part of the investment process. These considerations may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for the Fund. The ESG characteristics utilized in the Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.

ESG characteristics are not the sole considerations when making investment decisions for the Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect the Fund’s exposure to certain companies or industries and the Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.

Shareholders should retain this Supplement for future reference.

SAI-DYNF-0820SUP